ACQUIRED INTANGIBLE ASSETS (Table)	12 Months Ended
Dec. 31, 2014
ACQUIRED INTANGIBLE ASSETS
Schedule of acquired intangible assets arose from the acquisitions of Weland

	December 31,
	2013	2014

Trademark	408	408
Non-Compete Agreement	188	188
Exchange difference	14	14

	610	610
Less: Accumulated amortization	(128)	(128)
Less: Accumulated impairment	(494)	(494)
Exchange difference	12	12

Acquired intangible assets, net	—	—